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                                                                  EXHIBIT 10.2.2

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED.



                              PEOPLESUPPORT, INC.
                           1998 STOCK INCENTIVE PLAN

                        INCENTIVE STOCK OPTION AGREEMENT
              (MONTHLY VESTING OVER FOUR YEARS WITH ONE-YEAR CLIFF
               AND ONE-YEAR ACCELERATION ON A CHANGE IN CONTROL)

INCENTIVE STOCK       This Option is intended to be an incentive stock option
OPTION                under section 422 of the Internal Revenue Code and will be interpreted accordingly.

VESTING Your right to exercise this Option shall commence twelve months after the Vesting Start Date, as shown on the cover sheet, and shall vest on a monthly basis thereafter until fully vested on the fourth anniversary of the Vesting Start Date, provided your employment with the Company and its Subsidiaries has not been terminated prior thereto. The number of Shares which may be purchased under this Option by you at the Exercise Price shall be equal to the difference between (i) the product (rounded to the nearest integer) of the number of full months of your continuous status as an Employee of the Company (including all days of any approved leaves of absence) from the Vesting Start Date times the number of Shares covered by this Option times 0.0208333, minus (ii) the number of Shares purchased pursuant to this Option prior to such exercise. The resulting number of Shares will be rounded to the nearest whole number. No additional Shares will vest after your employment by the Company and its Subsidiaries has terminated for any reason.

VESTING ON A CHANGE   If there is a Change in Control and your employment is
IN CONTROL            terminated without Cause in connection with or within six
                      months after the Change in Control, then, in addition to the Shares set forth in the preceding paragraph, you will also be able to purchase the lesser of (1) 25 percent of the Shares subject to this Option or (2) the number of Shares subject to this Option that are then unvested.


                      If, prior to the Change in Control, the Company determines or is informed by the acquiring entity that your employment will be terminated without cause in connection with the Change in Control,



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          the Company will provide you the right to exercise this Option with respect to all such vesting Shares immediately prior to the consummation of the Change in Control and to be treated as a shareholder of the Company with respect to such Shares in connection with such transaction.

          Notwithstanding the foregoing, if there is a Change in Control for which the Company desires to use the pooling of interests method of accounting and the Board of Directors is advised in writing by the Company's outside accountants or legal counsel that the pooling of interests method of accounting, otherwise available to the Company and its surviving or acquiring entity, would be prohibited as a result of the vesting acceleration provisions set forth in the preceding paragraphs, then there will be no additional vesting as a result of a Change in Control.

          "Change in Control" means any of the following:

          (1) The merger, consolidation, or other reorganization, with or into, or the sale of all or substantially all of the Company's business and/or assets as an entirety to, one or more entities that are not Subsidiaries (a "Business Combination"), unless (A) as a result of the Business Combination at least 50% of the outstanding securities voting generally in the election of directors of the surviving or resulting entity or a parent thereof (the "Successor Entity") immediately after the reorganization are, or will be, owned, directly or indirectly, in substantially the same proportions, by stockholders of the Company immediately before the Business Combination; (B) no person (excluding the Successor Entity or an Excluded Person) beneficially owns, directly or indirectly, more than 20% of the outstanding shares of the combined voting power of the outstanding voting securities of the Successor Entity, after giving effect to the Business Combination, except to the extent that such ownership existed prior to the Business Combination; and (C) at least 50% of the members of the board of directors of the entity resulting from the Business Combination were members of the Board of Directors at the time of the execution of the initial agreement or of the action of the Board of Directors approving the Business Combination.

          For purposes of this definition, the stockholders before and after the Business Combination shall be determined on the presumptions that (i) there is no change in the record of ownership of the Company's securities from the record date for such approval until the consummation of the Business Combination; and (ii) record owners, other than affiliates of the Company, of securities of the Company hold no securities of the other parties to such reorganization.

          For purposes of this definition, the term "Excluded Person" means (i) any person described in and satisfying the conditions of Rule 13d-1(b)(1) under the Securities Exchange Act of 1934, as amended from time to time (the "Exchange Act"), (ii) any person who is the


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                    beneficial owner (as defined in Rule 13d-3 under the
                    Exchange Act) of more than 10% of the outstanding Shares of Common Stock at the time of adoption of this Plan, (or an affiliate, successor, heir, descendant or related party of or to any such person), (iii) the Company, or (iv) an employee benefit plan (or related trust) sponsored or maintained by the Company or the Successor Entity.

                    (2) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) other than an Excluded Person becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities entitled to then vote generally in the election of directors of the Company, other than as a result of (A) an acquisition directly from the Company, (B) an acquisition by the Company, (C) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or a Successor Entity, or (D) an acquisition by any entity pursuant to a transaction which is expressly excluded under paragraph (1) above.

TERM Your Option will expire no later than the close of business at Company headquarters on the day before the tenth anniversary (fifth anniversary for a 10% owner) of the Date of Grant, as shown on the cover sheet. (It will expire earlier if your employment by the Company and its Subsidiaries terminates, as described below.)

REGULAR             If your employment with the Company and its Subsidiaries
TERMINATION         terminates for any reason except Cause, death or Disability, your Option will expire at the close of business at Company headquarters on the 30th day after your termination date.

CAUSE If your employment with the Company and its Subsidiaries is terminated for Cause, your Option shall immediately expire.

                    "Cause" means: (1) conviction of a felony involving moral turpitude; (2) commission of any act of criminal fraud, misappropriation of funds or embezzlement in connection with your employment by the Company or a Subsidiary; or (3) breach of any material provision of any employment agreement between you and the Company or a Subsidiary.

DEATH If your employment with the Company and its Subsidiaries terminates because of your death, your Option will expire at the close of business at Company headquarters on the date six months after the date of death. During that six-month period, your estate or heirs may exercise the vested portion of your Option.


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DISABILITY          If your employment with the Company and its Subsidiaries
                    terminates because of your Disability, your Option will expire at the close of business at Company headquarters on the date six months after your termination date. (However, if your Disability is not expected to result in death or last for a continuous period of at least 12 months, your Option will be eligible for ISO tax treatment only if it is exercised within three months following the termination of your employment with the Company and its Subsidiaries.)

                    "Disability" means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

LEAVES OF ABSENCE   For purposes of this Option, your employment does not
                    terminate when you go on a bona fide leave of absence that was approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law.
                    The Company determines which leaves count for this purpose, and when your employment terminates for all purposes under the Plan.

NOTICE OF EXERCISE  When you wish to exercise this Option, you must notify the
                    Company by filing the proper "Notice of Exercise" form at the address given on the form. Your Notice must specify how many Shares you wish to purchase. Your Notice must also specify how your Shares should be registered (for example, in your name only or in your and your spouse's names as community property or as joint tenants with right of survivorship). The Notice will be effective when it is received by the Company. If someone else wants to exercise this Option after your death, that person must prove to the Company's satisfaction that he or she is entitled to do so.

FORM OF PAYMENT     When you submit your Notice of Exercise, you must include
                    payment of the Exercise Price for the Shares you are purchasing. Payment may be made in one (or a combination) of the following forms:

                    - Your personal check, a cashier's check or a money order.

                    - Shares which have already been owned by you for more than twelve months and which are surrendered to the Company. The value of the Shares, determined as of the effective date of the option exercise, will be applied to the Exercise Price.

                    - To the extent that a public market for the Shares exists as determined by the Company, by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.


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WITHHOLDING TAXES       You agree to make any arrangements required by the
                        Company to pay any withholding or other taxes that may be due as a result of the Option exercise or the sale of Shares acquired upon exercise of this Option.


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RESTRICTIONS ON                  By signing this Agreement, you agree not to
EXERCISE AND RESALE              exercise this Option or sell any Shares
                                 acquired upon exercise of this Option at a time when applicable laws, regulations or Company or underwriter trading policies prohibit exercise or sale. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the 1933
                                 Act, including the Company's initial public offering, you shall not exercise this Option nor sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to any shares without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be requested by the Company or such underwriters. In order to enforce the provisions of this paragraph, the Company may impose stop-transfer instructions with respect to the shares until the end of the applicable stand-off period. Such limitation on exercise shall not alter the vesting schedule set forth in this Agreement other than to limit the periods during which this Option shall be exercisable.

                                 If the sale of Shares under the Plan is not registered under the Securities Act of 1933, but an exemption is available which requires an investment or other representation, you shall represent and agree at the time of exercise that the Shares being acquired upon exercise of this Option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.


THE COMPANY'S                    In the event that you propose to sell, pledge
RIGHT OF FIRST                   or otherwise transfer to a third party any
REFUSAL                          Shares acquired under this Agreement, or any
                                 interest in such Shares, the Company shall have the "Right of First Refusal" with respect to all (and not less than all) of such Shares. If you desire to transfer Shares acquired under this Agreement, you must give a written
                                 "Transfer Notice" to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price and the name and address of the proposed transferee. The
                                 Transfer Notice shall be signed both by you and by the proposed transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms described in the Transfer Notice (subject, however, to any change in such terms permitted in the next paragraph) by delivery of a Notice of Exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company. The Company's rights under this Subsection shall be freely assignable, in whole or in part.

                                 If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, you


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                              may, not later than 90 days following receipt of
                              the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by you, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in the paragraph above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within 60 days after the date the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than lawful money paid at the time of transfer, the Company shall have the option of paying for the Shares with lawful money equal to the present value of the consideration described in the Transfer Notice.

                              The Company's Right of First Refusal shall inure to the benefit of its successors and assigns and shall be binding upon any transferee of the Shares.

                              The Company's Right of First Refusal shall terminate in the event that Stock is listed or traded on an established stock exchange.

TRANSFER OF OPTION            Prior to your death, only you may exercise this
                              Option. You cannot transfer or assign this Option.
                              For instance, you may not sell this Option or use it as security for a loan. If you attempt to do any of these things, this Option will immediately become invalid. You may, however, dispose of this Option in your will.

                              Regardless of any marital property settlement agreement, the Company is not obligated to honor a Notice of Exercise from your spouse or former spouse, nor is the Company obligated to recognize such individual's interest in your Option in any other way.

RETENTION RIGHTS              This Agreement does not give you the right to be
                              retained by the Company (or any Subsidiaries) in any capacity. The Company (or Subsidiary) reserves the right to terminate your employment at any time and for any reason.

SHAREHOLDER RIGHTS            You, or your estate or heirs, have no rights as a
                              shareholder of the Company until a certificate for the Shares acquired upon exercise of this Option has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

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ADJUSTMENTS             In the event of a stock split, a stock dividend, a
                        subdivision of the outstanding stock, a combination or consolidation of an the outstanding stock into a lesser number of shares, a recapitalization, reclassification or a similar change in the Company Stock, the number of Shares covered by this Option and the Exercise Price per share may be adjusted pursuant to the Plan. Your Option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.

LEGENDS All certificates representing the Shares issued upon exercise of this Option shall, where applicable, have endorsed thereon the following legends:

                           THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, INCLUDING RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES, SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR HIS OR HER PREDECESSOR IN INTEREST. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY BY THE HOLDER OF RECORD OF THE SHARES REPRESENTED BY THIS CERTIFICATE.

                           THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED.

APPLICABLE LAW          This Agreement will be interpreted and enforced under
                        the laws of the State of California (without regard to their choice of law provisions).

THE PLAN AND OTHER      The text of the Plan is incorporated in this Agreement
AGREEMENTS              by reference. Certain capitalized terms used in this
                        Agreement are defined in the Plan.

                        This Agreement and the Plan constitute the entire understanding between you and the Company regarding this Option. Any prior agreements, commitments or negotiations concerning this Option are superseded.


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By signing the cover sheet of this Agreement, you agree to all of the terms and conditions described above and in the Plan.





















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                       NOTICE OF EXERCISE OF STOCK OPTION



PeopleSupport, Inc.
Attn: Chief Financial Officer


     Re: Exercise of Stock Option to Purchase Shares of Company Stock


Ladies and Gentlemen:


     Pursuant to the Stock Option Agreement dated __________, 2002 (the "Stock Option Agreement"), between PeopleSupport, Inc., a Delaware corporation (the "Company"), and the undersigned, I hereby elect to purchase ___________ shares of the common stock of the Company (the "Shares"), at the price of $_______per Share. My check in the amount of $______________ is enclosed.

     The undersigned understands there may be tax consequences as a result of the purchase or disposition of the Shares. The undersigned represents that he/she has received and reviewed the Plan's federal income tax information and consulted with any tax consultants he/she deems advisable in connection with the purchase or disposition of the Shares and the undersigned is not relying on the Company for any tax advice.

     The undersigned acknowledges that he/she has received, read and understood the Stock Option Agreement and agrees to abide by and be bound by their terms and conditions. The undersigned represents that the Shares are being acquired solely for its own account and not as a nominee for any other party, or for investment, and that the undersigned purchaser will not offer, sell or otherwise dispose of any such Shares except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.


Dated:
       ----------------


                                              ---------------------------------
                                                         (Signature)

                                              ---------------------------------
                                                     (Please Print Name)

                                              ---------------------------------


                                              Social Security No.
                                                                  -------------

                                              ---------------------------------
                                                         (Full Address)



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